FIRST AMENDMENT TO NET LEASE AGREEMENT


THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 13th day of January, 2004, by and between Champps Operating Corporation ("Lessee"), whose address is 10375 Park Meadows Drive, Suite 560, Littleton, CO 80124-6791, and AEI Net Lease Income & Growth Fund XX Limited Partnership and AEI Income & Growth Fund XXII Limited Partnership, ("AEI or "Lessor"), whose address is Suite 1300, Wells Fargo Place, Saint Paul, Minnesota 55101.


                         WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Cincinnati, Ohio, and legaly described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

      WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lesee and Lessor have entered into that certain Net Lease Agreement dated December 6, 2002 (the"Lease") providing for the lease of said real property and Building (said real property and building hereinafter referred to as the "leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, inconsideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

  1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2. TERM

       (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, plus the period commencing on the initial effective date of the Lease ("Occupancy Date"), with the contemplated initial term hereof ending on January 31, 2004.

       (B) The first full Lease Year shall commence on the date of this First Amendment and continue through January
            31, 2005.

  2. Article 4(A) of the Lease shall henceforth read as follows:

               ARTICLE 4. RENT PAYMENTS

       (A)  Annual Rent Payable for the first, second, and third
            Lease  Years:   Lessee shall pay to Lessor an annual
            Base Rent of $320,000.00, which amount shall be payable in advance on the first day of each month in equal monthly installments of $13,333.34 to Lessor Fund XXII, and $13,333.34 to Lessor Fund XX. If the first day of the Lease Term is not the first day of the calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.


  3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

  4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

  5. Lesse has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

  6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

  7.   This    Agreement    may    be   executed   in   multiple
       counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                    LESSEE: CHAMPPS OPERATING CORPORATION

                    By:  /s/ Donna Depoian

                    Its:  Secretary & VP

STATE OF COLORADO   )
                    )SS.
COUNTY OF DOUGLAS   )

      The foregoing instrument was acknowledged before me this 9th day of January, 2002, by Donna L Depoian, as Vice
President & Secretary of Champps Operating Corp. on behalf of said corporation.


                         /s/ Denise M Jones
                         Notary Public

                              (notary seal)



         Remainder of Page Intentionally :Left Blank



               AEI NET LEASE INCOME & GROWTH FUND XX
               LIMITED PARTNERSHIP, a Minnesota limited partnership

               By: AEI FUND MANAGEMENT XX, INC., a Minnesota
                   corporation

               By:  /s/ Robert P Johnson
                    Robert P Johnson, President


STATE OF MINNESOTA  )
                    )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me on the 13th day of January, 2004, by Robert P Johnson, the President of AEI Fund Management XX, Inc. a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, on behalf of said limited partnership.


(notary seal)                /s/ Michael B Daugherty
                                   Notary Public



               AEI NET LEASE INCOME & GROWTH FUND XXII
               LIMITED PARTNERSHIP, a Minnesota limited partnership

               By: AEI FUND MANAGEMENT XXI, INC., a
                   Minnesota corporation

               By:  /s/ Robert P Johnson
                   Robert P Johnson, President


STATE OF MINNESOTA  )
                    )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me on the 13th day of January, 2004, by Robert P Johnson, the President of AEI Fund Management XXI, Inc. a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XXII Limited Partnership, on behalf of said limited partnership.


(notary seal)              /s/ Michael B Daugherty
                                 Notary Public







                          EXHIBIT A
                      LEGAL DESCRIPTION
                         2.009 ACRES


      Situated in the State of Ohio, County of Butler, Township of West Chester, located in Section 27, Township 2, Range 2, between the Miami Rivers and being out of that
98.914 acre tract as conveyed to Cincinnati Specialty Center. LLC by deed of record in Official Record 6694, Page 273 (all references refer to the records of the Recorder's Office, Butler County, Ohio) and more particularly bounded and described as follows:

      Beginning, for reference, at a mag nail set in the centerline of Allen Road at the common corner of Section 26, 27, 32 and 33, being the southwesterly corner of said 98.914 acre tract, and being the southeasterly corner of Parcel II as conveyed to Beaver Creek partners, LLC by deed of record in Official Record 6359, Page 924;

      Thence North 05 06 53" East, with the common line between Sections 27 and 33, being the easterly line of said Parcel II and the easterly line of Parcel I of said Beaver Creek Partners, being the westerly line of 98.914 acre trace, a distance of 2133.10 feet to an iron pin set in the easterly right-of-way line of Interstate 75, being the easterly line of that 12.719 acre tract as conveyed to the Butler County Transpsortation Improvement District of record in Official Record 6109, Page 2259;

      Thence with said right-of-line, the easterly line of said 12.719 acre tract, the following courses and distances:

      North 58 09' 07" East, a distance of 338.02 feet to an iron pin set;

      North 67 42' 19" East, a distance of 385.01 feet to an iron pin set;

      North 60 16' 29" East, a distance of 260.77 feet to an iron pin set; and

      North 49 22' 25" East, a distance of 183.83 feet to an iron pin set at the True Point of Beginning:

      Thence North 49 22' 25" East, continuing with said right-of-way line, a distance of 203.35 feet to an iron pin set in the southerly right-of-way line of Union Centre
Boulevard;

     Thence South 62 38' 01" East, with said southerly right-of-way line, being the southerly line of said 12.719 acre tract, a distance of 119.75 feet to an iron pin set;

      Thence across said 98.914 acre tract, the following courses and distances:

      South 27 12' 29" West, a distance of 38.32 feet to an iron pin set:

      South 02 57' 36" East, a distance of 328.65 feet to an iron pin set on the arc of a curve to the right;

      Southwesterly with the arc of said curve (Delta 06 23'
30", Radius = 344.41 feet) a chord bearing and distance of South 88 48' 20" West, 38.40 feet to an iron pin set at a point of reverse curvature;

      Southwesterly with the arc of said curve (Delta 08 12'
24", Radius= 322.64 feet) a chord bearing and distance of South 87 53' 53" West, 46.17 feet to an iron pin set a point of tangency;

      South 83 47' 41" West, a distance of 44.33 feet to an iron pin set at a point of curvature of a curve to the left;

      Southwesterly with the arc of said curve (Delta  =  07
12' 10", Radius = 630.00 feet) a chord bearing and distance of South 80 11' 30" West, 79.15 feet to an iron pin set;

      North 12 56' 43" West, a distance of 83.81 feet to an iron pin set: and

     North 08 58' 42" West, a distance of 227.71 feet to the True Point of Beginning, containing 2.009 acres of land, more or less.

      Subject, however, to all legal rights-of-way and/or easements, if any, of previous record.

      Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty
(30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

      The bearing herein, are based on the same meridian as the bearing shown on the centerline survey for BUT-75-2.414, in which the centerline of Interstate 75 has a bearing of North 40 17' 04" East.

                EVANS, MECHWART, HAMBLETON & TILTON, INC.

                    /s/ Clark E White 10/24/02